UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2011

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

 (800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2011, SCBT Financial Corporation (“SCBT”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Columbia, South Carolina.  At the Annual Meeting, there were present in person or by proxy 10,702,986 shares of SCBT’s common stock, representing 76.68% of the total outstanding eligible votes.  At the Annual Meeting, the shareholders of SCBT (1) elected six members of the Board of Directors, (2) ratified the appointment of Dixon Hughes PLLC as SCBT’s independent registered public accountants, (3) conducted an advisory vote on the compensation of the Company’s named executive officers, and (4) conducted an advisory vote on the frequency of such advisory vote on compensation of the Company’s named executive officers.  The voting results for each proposal are as follows:

1) Approval of a proposal to elect the following individuals as directors of SCBT:

Nominees for Director	Votes For	Votes Withheld

Robert R. Hill, Jr.	8,561,914	204,504
Luther J. Battiste, III	8,545,414	218,968
Ralph W. Norman	7,277,977	1,488,441
Alton C. Phillips	8,551,048	215,370
Susie H. VanHuss	7,250,274	1,516,143
Kevin P. Walker	8,584,090	182,328

Each elected director received at least 82% of the voted shares in favor of their election.

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2014

Luther J. Battiste, III

Robert R. Hill, Jr.

Ralph W. Norman

Alton C. Phillips

Susie H. VanHuss

Directors Whose Terms Will Expire in 2013

Robert R. Horger

Jimmy E. Addison

Harry M. Mims, Jr.

James W. Roquemore

John W. Williamson, III

Directors Whose Terms Will Expire in 2012

Kevin P. Walker

M. Oswald Fogle

Dwight W. Frierson

Thomas E. Suggs

Herbert G. Gray

2) Approval to ratify the appointment of Dixon Hughes PLLC as SCBT’s auditors for the fiscal year ending December 31, 2011:

	Votes	% of Shares Outstanding	% of Shares Voted

Voting For	10,664,755	76.40%	99.64%
Voting Against	23,233	0.17%	0.22%
Abstain From Voting	14,998	0.11%	0.14%
Total	10,702,986	76.68%	100.00%

3) Approval to conduct an advisory vote on the compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted

Voting For	7,035,720	50.41%	80.26%
Voting Against	1,703,965	12.21%	19.44%
Abstain From Voting	26,734	0.19%	0.30%
Non-votes	1,936,568	13.87%
Total	10,702,986	76.68%	100.00%

4) Approval to conduct an advisory vote on the frequency advisory vote on compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted

1 Year	3,201,353	22.94%	36.52%
2 Years	93,084	0.67%	1.06%
3 Years	5,329,800	38.18%	60.81%
Abstain From Voting	140,700	1.01%	1.61%
Non-votes	1,936,568	13.87%
Uncast votes	1,481	0.01%	0.00%
Total	10,702,986	76.68%	100.00%

There were 1,936,568 broker non-votes with respect to proposals 1, 3 and 4 which are non-routine proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: May 2, 2011	/s/ Donald E. Pickett
Donald E. Pickett
Executive Vice President and
Chief Financial Officer